                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D. C.

                                      20549

                       -----------------------------------


                                   FORM 8-K/A

                           AMENDMENT TO CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):                April 30, 1999


                                  WD-40 COMPANY

             (Exact Name of Registrant as specified in its charter)


         California                       0-6936-3            95-1797918
(State or other jurisdiction of         (Commission        (I.R.S. Employer
incorporation or organization)          File Number)    Identification Number)

1061 Cudahy Place, San Diego, California              92110
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:              (619) 275-1400


                         No Changes to name or address.
          (Former name or former address, if changed since last report)

                           AMENDMENT TO CURRENT REPORT




   The registrant's Current Report on Form 8-K, filed on May 14, 1999 to report on the registrant's acquisition on April 30, 1999 of the Lava brand heavy-duty hand cleaner product line from Block Drug Company, Inc., is amended to provide financial statements and pro forma financial information required by Item 7 of the report. There are no other changes to the report as filed.





ITEM 7.           Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

     Report of Independent Accountants

     Statement of Assets as of March 31, 1999

     Statement of Revenues and Direct Operating Expenses for the year ended March 31, 1999

     Notes to Statement of Assets and Statement of Revenues and Direct Operating Expenses



         (b) Pro forma financial information.

     Introduction to Pro Forma Financial Statements

     Pro Forma Combined Statement of Income (Unaudited) for the year ended August 31, 1998

     Pro Forma Combined Statement of Income (Unaudited) for the nine months ended May 31, 1999


         (c)      Exhibits.

                  None.

SIGNATURES:

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WD-40 Company
                                          (Registrant)



Date:    July 13, 1999                    /s/ Thomas J. Tranchina
                                          -------------------------
                                          Thomas J. Tranchina
                                          Chief Financial Officer
                                          (Principal Financial Officer)

To the Board of Directors and Shareholders of WD-40 Company

We have audited the accompanying statement of assets as of March 31, 1999 and the related statement of revenues and direct operating expenses of the Lava business (the "statements") of Block Drug Company (the "Company") for the year ended March 31, 1999. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and the statement of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in these statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements reflect the assets and the revenues and direct operating expenses attributable to the Lava business of the Company as described in Note 3 and are not intended to be a complete presentation of the assets or revenues and expenses of Lava.

In our opinion, the statement of assets and statement of revenues and direct operating expenses present fairly, in all material respects, the assets as described in Note 3 as of March 31, 1999 and the revenues and direct operating expenses as described in Note 3 for the year ended March 31, 1999 of Lava in conformity with generally accepted accounting principles.




PricewaterhouseCoopers LLP
San Diego, California

June 18, 1999

                                            LAVA
                                    STATEMENT OF ASSETS
                                      MARCH 31, 1999

Inventory                                                 $         3,903,000
Intangible assets, net of accumulated
  amortization of $1,448,000                                       17,796,000

                                                              ---------------
Total Assets                                              $        21,699,000
                                                              ---------------
                                                              ---------------





                  (See accompanying notes to these statements)

                                      LAVA
               STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                        FOR THE YEAR ENDED MARCH 31, 1999

Net sales                                            $      9,159,000
Cost of product sold                                        3,540,000
                                                     ----------------

Gross profit                                                5,619,000

Operating expenses:
     Selling, general & administrative,
         and amortization expense                           2,828,000
     Advertising & sales promotion                          4,305,000
     Research & development                                   517,000
                                                     ----------------


Deficiency of revenues over
   direct operating expenses                         $     (2,031,000)
                                                     ----------------
                                                     ----------------





                  (See accompanying notes to these statements)

LAVA
NOTES TO STATEMENT OF ASSETS AND
STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES


1.  Asset Purchase Agreement
Lava (the "Business") is a heavy duty hand cleaner product line manufactured, sold and distributed by Block Drug Company, Inc. ("Block"). Effective April 30, 1999, Block sold Lava to WD-40 Company under an asset purchase agreement. The assets included all of the worldwide Lava brand trademarks and other intangible assets associated with the Lava product line. The acquisition of assets also included inventory on hand.

2.  Summary of Significant Accounting Policies
Inventory - Inventories are stated at the lower of cost or market.

Intangibles - Intangibles primarily include trademarks, customer lists and goodwill. Intangibles are stated at Block's historical cost and are amortized using the straight-line method over useful lives of 40 years.

3.  Basis of Presentation
The accompanying statement of assets and statement of revenues and direct operating expenses have been prepared in accordance with generally accepted accounting principles and were derived from the historical accounting records of Block. Complete financial statements were not prepared as Block did not maintain Lava as a separate business unit and has not segregated indirect operating cost information or related assets and liabilities (other than inventory and intangible assets) for this product line in its accounting records. It is not practical to attempt to reconstruct and separate the indirect operating costs and other related assets and liabilities applicable to this product line.

The statement of assets includes the assets of Block which are directly related to the Business and which have been historically segregated by Block in its accounting records. This statement does not include cash, accounts receivable, prepaid or other assets, accounts payable, accrued expenses, borrowings or any other assets or liabilities.

The statement of revenues and direct operating expenses includes the revenues and expenses directly related to the manufacture, sale and distribution of the product line comprising the Business sold, and also includes an allocation of certain expenses directly attributable to the manufacture, sales and distribution of the product line comprising the Business sold which have been historically segregated by Block in its accounting records. This statement does not include interest expense, income taxes or any other indirect expenses.

Block management believes that the expense allocations are reasonable for the purposes of these financial statements; however, there can be no assurances that such allocations will be indicative of future results of operations by WD-40 Company.

WD-40 COMPANY
INTRODUCTION TO PRO FORMA FINANCIAL STATEMENTS



The following unaudited pro forma combined financial statements give effect to the acquisition by WD-40 Company (the "Company") of the assets of Lava in a transaction accounted for as a purchase. The unaudited pro forma combined statements of income for the year ended August 31, 1998 and the nine months ended May 31, 1999, are based upon the individual statements of income of WD-40 Company for the year ended August 31, 1998 and the nine months ended
May 31, 1999, as appearing in the Company's Form 10-K filed for the year ended August 31, 1998 and the Company's Form 10-Q filed for the nine months ended May 31, 1999, respectively, combined with the individual statements of income of Lava, prepared from its accounting records for the comparable periods then ended. The unaudited pro forma combined statement of income for the year ended August 31, 1998 and the nine month period ended May 31, 1999 combine the results of operations of WD-40 Company and Lava (acquired by WD-40 Company on April 30, 1999) as if the acquisition had occurred on September 1, 1997. These unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements and notes thereto of WD-40 Company as appearing in the Company's Form 10-K filed for the year ended August 31, 1998 and the Company's Form 10-Q filed for the nine months ended May 31, 1999.

                            WD-40 COMPANY
          PRO FORMA COMBINED STATEMENT OF INCOME (UNAUDITED)

                                                                 FOR THE YEAR ENDED AUGUST 31, 1998
                                         --------------------------------------------------------------------------------

                                              WD-40                                 PRO FORMA
                                             COMPANY              LAVA             ADJUSTMENTS            COMBINED
                                         ----------------   ----------------     ----------------     -------------------
Net sales                                $    144,397,000   $      9,763,000                          $       154,160,000
Cost of product sold                           62,984,000          4,260,000                                   67,244,000
                                         ----------------   ----------------                          -------------------

Gross profit                                   81,413,000          5,503,000                                   86,916,000

Operating expenses:
     Selling, general & administrative,                                                                                 -
         and amortization expense              32,442,000          2,963,000     $        841,000  a)          36,246,000
     Advertising & sales promotion             14,811,000          5,059,000                                   19,870,000
     Research & development                                          440,000                                      440,000
                                         ----------------   ----------------                          -------------------


Income from operations                         34,160,000   $     (2,959,000)                                  30,360,000


Other income (expense)                             96,000                              (1,397,000) b)         (1,301,000)
                                         ----------------   ----------------                          -------------------


Income before income taxes                     34,256,000         (2,959,000)                                  29,059,000
Provision for income taxes                     12,368,000                              (1,871,000) c)          10,497,000
                                         ----------------   ----------------                          -------------------

Net Income                               $     21,888,000   $     (2,959,000)                         $       18,562,000
                                         ----------------   ----------------                          -------------------
                                         ----------------   ----------------                          -------------------


Basic earnings per share                 $           1.40          N/A                                $              1.19
                                         ----------------   ----------------                          -------------------
                                         ----------------   ----------------                          -------------------

Diluted earnings per share               $           1.40          N/A                                $              1.19
                                         ----------------   ----------------                          -------------------
                                         ----------------   ----------------                          -------------------

Basic common equivalent shares                 15,604,160          N/A                                         15,604,160
                                         ----------------   ----------------                          -------------------
                                         ----------------   ----------------                          -------------------

Diluted common equivalent shares               15,664,119          N/A                                         15,664,119
                                         ----------------   ----------------                          -------------------
                                         ----------------   ----------------                          -------------------

a) Recognition of additional amortization related to the acquired intangible assets using a 15 year life. The purchase price of $23,283,000 was allocated to intangibles and inventory in the amount of $19,830,000 and $3,453,000, respectively. The amount allocated to inventory approximated market value at the time of acquisition.

b) Recognition of additional interest expense, net related to the funds utilized to finance the acquisition. These funds include $16,000,000 of debt financing and $7,283,000 cash from the liquidation of short-term investments. The debt consists primarily of long-term borrowing at the bank's LIBOR rate plus 1.5% (currently 6.56%), maturing in April 2009. The effect on net income of a 1/8% variance in interest rate would be $20,000.

c) Recognition of the federal and state income taxes at an effective rate of 36%.

d) The following represents the periods used in preparation of the pro forma information for Lava for the period ending 8/31/98:

                                              For the year            5 month                 5 months
                                                 ended                 ended                    ended
                                                3/31/98               8/31/97                 8/31/98
                                            -----------------     -----------------      -------------------
                Revenues                $             10,467    $             4,881     $              4,177
                Net Income              $             (1,921)   $              (992)    $             (2,030)


                            WD-40 COMPANY
           PRO FORMA COMBINED STATEMENT OF INCOME (UNAUDITED)



                                                                    FOR THE NINE MONTHS ENDED MAY 31, 1999
                                         ---------------------------------------------------------------------------------

                                              WD-40                                 PRO FORMA
                                             COMPANY              LAVA             ADJUSTMENTS              COMBINED
                                         ----------------   ----------------     ----------------     --------------------

Net sales                                $    104,795,000   $      6,352,000                          $       111,147,000
Cost of product sold                           46,171,000          2,296,000                                   48,467,000
                                         ----------------   ----------------                          -------------------

Gross profit                                   58,624,000          4,056,000                                   62,680,000

Operating expenses:
     Selling, general & administrative,                                                                                 -
         and amortization expense              24,229,000          1,554,000                                   25,783,000
     Advertising & sales promotion              9,872,000          2,723,000                                   12,595,000
     Amortization                                 917,000            361,000     $        632,000   a)          1,910,000
     Research & development                                          464,000                                      464,000
                                         ----------------   ----------------                          -------------------


Income from operations                         23,606,000         (1,046,000)                                  21,928,000

Other income (expense)
     Interest Income (expense) net                233,000                              (1,049,000)  b)           (816,000)
     Other Income (expense) net                   (33,000)                                                        (33,000)
                                         ----------------   ----------------                          -------------------


Income before income taxes                     23,806,000         (1,046,000)                                  21,079,000
Provision for income taxes                      8,689,000                                (995,000)  c)          7,694,000
                                         ----------------   ----------------                          -------------------

Net Income                               $     15,117,000   $     (1,046,000)                         $        13,385,000
                                         ----------------   ----------------                          -------------------
                                         ----------------   ----------------                          -------------------


Basic earnings per share                 $           0.97          N/A                                $              0.86
                                         ----------------   ----------------                          -------------------
                                         ----------------   ----------------                          -------------------

Diluted earnings per share               $           0.97          N/A                                $              0.86
                                         ----------------   ----------------                          -------------------
                                         ----------------   ----------------                          -------------------


Basic common equivalent shares                 15,598,009          N/A                                         15,598,009
                                         ----------------   ----------------                          -------------------
                                         ----------------   ----------------                          -------------------

Diluted common equivalent shares              15,652,130           N/A                                         15,652,130
                                         ----------------   ----------------                          -------------------
                                         ----------------   ----------------                          -------------------


a) Recognition of additional amortization related to the acquired intangible assets using a 15 year life. The purchase price of $23,283,000 was allocated to intangibles and inventory in the amount of $19,830,000 and $3,453,000, respectively. The amount allocated to inventory approximated market value at the time of acquisition.

b) Recognition of additional interest expense, net related to the funds utilized to finance the acquisition. These funds include $16,000,000 of debt financing and $7,283,000 cash from the liquidation of short-term investments. The debt consists primarily of long-term borrowing at the bank's LIBOR rate plus 1.5% (currently 6.56%), maturing in April 2009. The effect on net income of a 1/8% variance in interest rate would be $15,000.

c) Recognition of the federal and state income taxes at an effective rate of 36.5%.

d) The following represents the periods used in preparation of the pro forma information for Lava for the period ending 5/31/99:

                                              For the year             5 months                  2 months
                                                  ended                  ended                     ended
                                                 3/31/99                8/31/98                  5/31/99
                                             -----------------      -----------------       -------------------
                Revenues                 $               9,159    $             4,177     $               1,370
                Net Income               $              (2,031)   $            (2,030)    $              (1,045)